UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2023

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 W Sam Houston Pkwy S, Floor 4
Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(518) 535-9125

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 21, 2023, Vroom, Inc. (“Vroom,” the “Company,” “us,” “we” and “our”) received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the bid price for the Company’s common stock (the “Common Stock”) had closed below the $1.00 per share minimum bid price requirement for continued inclusion on The Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). The Notice has no immediate effect on the listing of the Common Stock, which continues to trade on the Nasdaq Global Select Market under the symbol “VRM”.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until June 18, 2024, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Company’s Common Stock must be at least $1.00 per share for a minimum of ten consecutive business days as required under Nasdaq Listing Rule 5810(c)(3)(A) (unless the Nasdaq staff exercises its discretion to extend this ten- day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)) during the 180-day period prior to June 18, 2024.

The Company currently intends to regain compliance with Nasdaq’s Minimum Bid Price Requirement by effecting a reverse stock split, subject to obtaining stockholder approval. If the Company fails to regain compliance during the compliance period, the Company expects that Nasdaq will notify the Company of its determination to delist the Company’s Common Stock, at which point the Company may appeal Nasdaq’s delisting determination to a Nasdaq hearing panel. There can be no assurance that the Company will be successful in obtaining stockholder approval of a reverse stock split, that the Company will implement a reverse stock split, or that the Company will otherwise regain compliance with Nasdaq’s Minimum Bid Price Requirement.

The delisting of the Company’s common stock from The Nasdaq Global Select Market would constitute a “fundamental change” under the terms of the indenture governing its 0.750% unsecured Convertible Senior Notes due 2026 (the “Convertible Notes”), whereupon holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a purchase price equal to the principal amount of the Convertible Notes to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date. In addition, at the election of the holders of the Convertible Notes, the Company could be required to issue additional shares of common stock for any Convertible Notes converted in connection with any such fundamental change.

Item 8.01. Other Events.

On December 22, 2023, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) regarding a special stockholders’ meeting to be held on February 5, 2024 (the “Special Meeting”) to authorize the Company’s Board of Directors (the “Board”) to effect a reverse stock split of the Company’s common stock at an exchange ratio between 1-for-35 to 1-for-80 (the “Reverse Stock Split”).

The Company expects that the primary focus of the Board in determining whether or not to effectuate the Reverse Stock Split will be the Company’s ability to maintain the listing of its common stock on The Nasdaq Global Select Market, the historical trading price and trading volume of its common stock, the number of shares of its common stock outstanding immediately before and after the Reverse Stock Split, the then prevailing trading price and trading volume of its common stock, the anticipated impact of the Reverse Stock Split on the trading price and trading volume of its common stock, the anticipated impact of a particular ratio on the number of holders of its common stock, the anticipated impact on the Company's ability to raise equity capital as a result of the expected resulting increase in the per share price after the Reverse Stock Split, and prevailing general market conditions.

The Board will determine the final split ratio after stockholder approval and would retain the authority to abandon the Reverse Stock Split at any time or to delay or postpone it. Completion of the proposed Reverse Stock Split is subject to market and other customary conditions, including obtaining stockholder approval. There are no assurances that the Reverse Stock Split will be completed, that it will result in an increased per share price, or achieve its other intended effects. The Board reserves the right to elect not to proceed with the Reverse Stock Split if it determines that implementing it is no longer in the best interests of the Company and its stockholders.

On December 22, 2023, the Company issued a press release announcing its intention to seek stockholder approval for a reverse stock split. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s intent or ability to effect a reverse stock split or regain compliance with any applicable Nasdaq listing requirements. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including that the Reverse Stock Split may not be approved by the Company’s stockholders. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, each of which is available on the Company’s Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

Important Additional Information And Where to Find It

In connection with a Special Meeting scheduled for February 5, 2024, to approve the Reverse Stock Split, the Company has filed a preliminary proxy statement with the SEC and intends to file a definitive proxy statement with the SEC that will be mailed to its stockholders. This communication is not a substitute for any proxy statement or other document that Vroom may file with the SEC in connection with the Special Meeting. INVESTORS AND STOCKHOLDERS OF VROOM ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE SPECIAL MEETING CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REVERSE STOCK SPLIT AND THE RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT. Investors and stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC (as and when available) from the SEC’s website at www.sec.gov and on Vroom’s investor relations website at ir.vroom.com.

Participants in the Solicitation

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Vroom, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Vroom. Information regarding Vroom’s directors and executive officers is contained in Vroom’s definitive proxy statement in connection with its annual meeting of stockholders held in 2023, which was filed with the SEC on April 28, 2023. You may obtain these documents without charge from the SEC’s website at www.sec.gov and on Vroom’s investor relations website at ir.vroom.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: December 22, 2023	By:	/s/ Robert R. Krakowiak
Robert R. Krakowiak
Chief Financial Officer